Basic and Diluted Earnings Per Share	12 Months Ended
Dec. 31, 2022
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Basic and Diluted Earnings Per Share
14	BASIC AND DILUTED EARNINGS PER SHARE
Basic and diluted earnings per share for the years ended December 31, 2022, 2021 and 2020 have been computed by dividing profit for the year attributable to owners of the Company by 183,021 million shares issued and outstanding for the year.
There are no potentially dilutive ordinary shares.